UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. _____)

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MTS SYSTEMS CORPORATION
(Name of Registrant as Specified in Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

MTS SYSTEMS CORPORATION	Meeting Information
Meeting Type: ANNUAL
For holders as of: December 15, 2010
Date: February 9, 2011 Time: 3:00 p.m., CST
	Location:	MTS Systems Corporation 14000 Technology Drive Eden Prairie, MN 55344

You are receiving this communication because you hold shares in the above named company.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You —
How to Access the Proxy Materials

Proxy Material Available to View or RECEIVE
NOTICE AND PROXY STATEMENT                ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow  ☐ XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  ☐ XXXX XXXX XXXX   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 26, 2011 to facilitate timely delivery.

— How To —
Please Choose One of the Following Voting Methods

Vote In Person:  Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  ☐ XXXX XXXX XXXX  available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following:

1.	To elect eight directors:

	Nominees:

	01)	David J. Anderson	01)	Emily M. Liggett
	02)	Jean-Lou Chameau	02)	William V. Murray
	03)	Laura B. Hamilton	03)	Barb J. Samardzich
	04)	Brendan C. Hegarty	04)	Gail P. Steinel

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2011.

3.	To approve the MTS Systems Corporation 2011 Stock Incentive Plan.

4.	To approve the MTS Systems Corporation 2012 Employee Stock Purchase Plan.

5.	To hold a non-binding, advisory vote regarding the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote for a frequency of two years:

6.	To hold a non-binding, advisory vote regarding the frequency of the voting on the compensation of the Company’s named executive officers.